SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2002


                      Y3K SECURE ENTERPRISE SOFTWARE, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                 (State or Other Jurisdiction of Incorporation)

       0-26709                                          98-020-1259
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(Commission File Number)                       (IRS Employer Identification No.)


              108 West Stewart Avenue, Puyallup, Washington, 98371
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             (Address of Principal Executive Offices)     (Zip Code)

                                 (253) 284-2935
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.   Changes in Registrant's Certifying Accountant.

Previous Independent Auditor

On April 10, 2002, Andersen, Andersen & Strong, L.C. ("Andersen") resigned as our independent auditor. Andersen's reports on our financial statements for the fiscal years ended December 31, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants has been approved by our board of directors.

For the fiscal years ended December 31, 1999 and 2000, there has been no disagreement between us and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

New Independent Auditor

We have engaged Morgan & Company, Chartered Accountants of PO Box 1007, Pacific Centre, Suite 1730, 700 West Georgia Street, Vancouver, British Columbia, V71 1A1, ("Morgan") as our new independent accountants as of April 10, 2002. Prior to this, Morgan was engaged as the independent accountant for Y3K, Inc., our subsidiary. Otherwise, we have not consulted with Morgan regarding the application of accounting principles, the type of audit opinion that might be rendered by Morgan or any other matter that was the subject of a disagreement between us and Andersen.

ITEM 7. Financial Statements and Exhibits

c)   Exhibits

     Exhibit No.          Document Description
     ------------         --------------------

         1                Letter from Andersen, Andersen & Strong, L.C.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Y3K Secure Enterprise Software, Inc.
                                           a Nevada corporation

                                       By:  /s/ King Cole
                                           ------------------------------------
                                           King Cole, President



DATED: April 10, 2002

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